SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: August 8, 2000
(Date of earliest event reported)



                    Residential Asset Mortgage Products, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                           333-91561                    41-1955181
--------                           ---------                    ----------
(State or Other Juris-            (Commission             (I.R.S. Employer
diction of Incorporation)        File Number)          Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
       ------------------------------------------------------------- -----
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(952) 832-7000

Item 5.           Other Events.

                  On or about August 25, 2000, the Registrant expects to cause the issuance and sale of Home Loan Backed Notes, Series 2000-HL1 (the "Notes") pursuant to an Indenture to be dated as of August 25, 2000, between Home Loan Trust, as Issuer and The Chase Manhattan Bank, as Indenture Trustee.

               In connection with the expected sale of the Series 2000-HL1 Notes, the Registrant has been advised by Bear Stearns & Co. Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain collateral and structural information with respect to the home loans (the "Home Loans") underlying the proposed offering of the Notes (the "Notes"), which Collateral and Structural Term Sheets are being filed electronically as exhibits to this report.

               The Collateral and Structural Term Sheets have been provided by the Underwriter. The information in the Collateral and Structural Term Sheets is preliminary and will be superseded by the Description of the Home Loan Pool contained in the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

               The Collateral and Structural Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral and Structural Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

               In addition, the actual characteristics and performance of the Home Loans underlying the Notes may differ from the information provided in the Collateral and Structural Term Sheets, which were provided to certain investors only to give a sense of the structure and underlying collateral which will affect the maturity, interest rate sensitivity and cash flow characteristics of the Notes. Any difference between the collateral information in the Collateral and Structural Term Sheets and the actual characteristics of the Home Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits


         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits



                         Item 601(a) of
                         Regulation S-K
 Exhibit No.               Exhibit No.                Description
 -----------               -----------                -----------
      1                        99          Collateral and Structural Term Sheets

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                          RESIDENTIAL ASSET MORTGAGE
                                          PRODUCTS, INC.

                                          By: /s/ Lisa Lundsten
                                        Name: Lisa Lundsten
                                       Title: Vice President




Dated: August 8, 2000

EXHIBIT INDEX


                 Item 601 (a) of        Sequentially
Exhibit          Regulation S-K          Numbered
Number           Exhibit No.            Description              Format
-------          -----------         ------------------          ------


1                   99       Collateral and Structural Term     Electronically
                                        Sheets                     Filed